Exhibit 99.1

10 states

6,300 employees

1.2 million retail customers

79,000 miles of pipe

4.5 million utility customers

AGL Resources®

First Quarter 2012
Earnings Presentation
May 1, 2012

Forward-Looking Statements & Supplemental Information
Forward-Looking Statements
Certain expectations and projections regarding our future performance referenced in this presentation, in other reports or statements we file with the SEC or otherwise release to the public, and on our website, are forward-looking statements. Senior officers and other employees may also make verbal statements to analysts, investors, regulators, the media and others that are forward-
looking. Forward-looking statements involve matters that are not historical facts, such as statements regarding our future operations, prospects, strategies, financial condition, economic performance (including growth and earnings), industry conditions and demand for our products and services. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "believe," "can," "could," "estimate," "expect," "forecast," "future," "goal," "indicate," "intend," "may," "outlook," "plan," "potential,"
"predict," "project," "seek," "should," "target," "would," or similar expressions. Forward-looking statements contained in this presentation include, without limitation, statements regarding future earnings per share, capital expenditures, quarterly EBIT contribution, anticipated results of our storage rollout schedule and fixed bill contracts, completion schedule of our storage facilities, our ability to renegotiate certain asset management and supply agreements at lower rates and our priorities for 2012. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations.
Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products; the impact of changes in state and federal legislation and regulation including changes related to climate change; actions taken by government agencies on rates and other matters; concentration of credit risk; utility and energy industry consolidation; the impact on cost and timeliness of construction projects by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected change in project costs, including the cost of funds to finance these projects; the impact of acquisitions and divestitures including the Nicor merger; limits on natural gas pipeline capacity; direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors; interest rate fluctuations;
financial market conditions, including disruptions in the capital markets and lending environment and the current economic uncertainty; general economic conditions; uncertainties about environmental issues and the related impact of such issues; the impact of changes in weather, including climate change, on the temperature-sensitive portions of our business; the impact of natural disasters such as hurricanes on the supply and price of natural gas; the outcome of litigation; acts of war or terrorism; and other factors which are provided in detail in our filings with the
Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake to update these statements to reflect subsequent changes.
Supplemental Information
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations and on operating margin. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure that includes operating income, other income and expenses. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations. Operating margin is a non-
GAAP measure calculated as operating revenues minus cost of goods sold and revenue taxes, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of goods sold and revenue taxes are generally passed directly through to customers. In addition, in this presentation, the company has presented a non-GAAP measure of both its net income and its earnings per share each adjusted to exclude expenses incurred with respect to the Nicor merger. As the company does not routinely engage in transactions of the magnitude of the Nicor merger, and consequently does not regularly incur transaction related expenses with correlative size, the company believes presenting net income and EPS excluding Nicor merger expenses provides investors with an additional measure of the company’s core operating performance. The company also uses a non-
GAAP measure when it presents the impact of warmer than normal weather on its diluted EPS. EBIT, operating margin, net income excluding merger expenses (also referred to as adjusted net income), EPS excluding merger expenses (also referred to as adjusted EPS) and the impact of warmer than normal weather should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income, net income attributable to AGL Resources Inc. or EPS as determined in accordance with GAAP. In addition, the company's EBIT, operating margin, adjusted net income and adjusted EPS may not be comparable to similarly titled measures of another company. Reconciliations of non-GAAP financial measures referenced in this presentation are available on the company’s Web site at www.aglresources.com

in millions, except per share amounts	1Q12	1Q11	Change[1]
Total Operating Revenues	$ 1,404	$ 878	60%
Operating Margin[2]	644	423	52%
Total Operating Expenses (excluding Cost of Goods Sold & Revenue Tax)	382	185	106%
Operating Income	262	238	10%
EBIT	266	239	11%
Interest Expense, net	47	29	62%
Income Tax Expense	80	76	5%
Net Income Attributable to AGLR	$ 130	$ 124	5%
Adj. Net Income Attributable to AGLR[3]	$ 136	$ 127	7%
EPS (Diluted)	$ 1.11	$ 1.59	(30)%
Adj. EPS (Diluted)[3]	$ 1.16	$ 1.63	(29)%

AGL Resources®

1Q12 Highlights
• 1Q12 GAAP EPS of $1.11 per
 diluted share
 • Adjusted diluted EPS of $1.16,
 excluding approximately $6 million in
 after-tax costs related to Nicor merger
 • Distribution segment EBIT up 38%
 1Q12 vs. 1Q11, primarily due to
 addition of Nicor Gas in 1Q12
 • Retail segment EBIT down $8 million
 vs. 1Q11, driven by historically warm
 weather
 • Wholesale, midstream and cargo
 shipping segments remain challenged
 due to market fundamentals
• Normal (10-year average)
 weather at distribution and
 retail segments likely to have
 improved EPS by
 approximately $0.11
• Distribution operations
 contributed 70% of operating
 EBIT during 1Q12
Note: Please review the AGL Resources 10-Q as filed with the SEC on 5/1/12 for detailed information.
EBIT, Adjusted Net Income and Adjusted EPS are non-GAAP measures. Please see the appendix to this presentation or visit the investor relations section of www.aglresources.com for a reconciliation to
GAAP.
(1) Results for Nicor’s businesses are not included in 1Q11 GAAP results.
(2) Adjusted for revenue tax expenses for Nicor Gas which are passed directly through to customers.
(3) Adjusted net income and adjusted EPS exclude Nicor-related merger costs of approximately $6 million, net of tax, for 1Q12 and $3 million, net of tax, for 1Q11.

in millions	1Q12	1Q11	Change
Total Operating Revenues	$ 1,040	$ 543	92%
Operating Margin (1)	**470**	**275**	**71%**
O&M (1)	132	90	47%
D&A	88	36	144%
Taxes (other than income taxes)	57	9	533%
Total Operating Expenses, exc. COG	**277**	**135**	105%
Operating Income	**193**	**140**	**38%**
Other income	1	1	0%
EBIT	**$ 194**	**$ 141**	**38%**

(1) Adjusted for revenue tax expenses of $41 million which are passed directly to customers.

1,400
1,200
1,000
800
600
400
200
-
January
February
March
2011
10-Year Average
2012

AGL Resources®

• 1Q12 EBIT increased 38% vs. 1Q11
• Key drivers
 • Nicor Gas added EBIT of $51 million
 • Record warmth in 1Q12 negatively
 impacted EBIT at Nicor Gas by $13
 million vs. normal
 • EBIT at legacy AGLR utilities favorable
 by $2 million
 • Expenses increased $142 million vs.
 1Q11 due to addition of Nicor Gas
 (excluding revenue taxes); 1Q12
 expenses at legacy AGLR utilities flat
 vs. prior year period
• Customer count stable
 • 2.294 million customers in 1Q12 (avg.)
 vs. 2.298 million in 1Q11 (avg.) for
 legacy AGLR utilities
 • 2.193 million Nicor Gas customers in
 1Q12 (avg.)
Distribution Operations
NOTE: COG = Cost of Goods Sold
1Q12 Financial Performance Summary
Illinois Heating Degree Days

Source: NOAA

in millions	1Q12	1Q11	Change
Total Operating Revenues	$ 263	$ 290	(9)%
Operating Margin	**97**	**89**	**9%**
O&M	32	20	60%
D&A	4	1	300%
Taxes (other than income taxes)	1	-	nm
Total Operating Expenses, exc. COG	**37**	**21**	76%
Operating Income	**60**	**68**	**(12)%**
Other income	-	-	nm
EBIT	**$ 60**	**$ 68**	**(12)%**

800
700
600
500
400
300
200
100
0
January
February
March
2011
10-Year Average
2012

AGL Resources

Retail Operations
• 1Q12 EBIT down $8 MM vs. 1Q11
 • Weather in Georgia that was 32% warmer
 than normal resulted in lower usage and an
 $8 million decline in EBIT
 • LOCOM adjustment higher by $3 million vs.
 1Q11
 • Addition of Nicor’s retail businesses
 resulted in a $1 million reduction to EBIT,
 though loss expected to reverse in summer
 due to accounting method for fixed bill
 contracts
 • Operating expenses higher by $16 million
 year-over-year due primarily to addition of
 Nicor’s retail businesses
• Market share and customer count
 • Georgia market share remains 32% at end
 of 1Q12 (equivalent to 1Q11)
 • Georgia customer count (avg.): 494K at
 3/31/12 vs. 498K at 3/31/11
• Integration of retail businesses ongoing
1Q12 Financial Performance Summary
Georgia Heating Degree Days

Source: NOAA

in millions	1Q12	1Q11	Change
Total Operating Revenues	$ 64	$ 53	21%
Operating Margin	**34**	**50**	**(32)%**
O&M	13	16	(19)%
D&A	1	-	nm
Taxes (other than income taxes)	1	1	-
Total Operating Expenses, exc. COG	**15**	**17**	**(12)%**
Operating Income (Loss)	**19**	**33**	**(42)%**
Other income	-	-	nm
EBIT	**$ 19**	**$ 33**	**(42)%**

millions
$50
$40
$30
$20
$10
$-
$(10)
$(20)
$(30)
$(40)
$(50)
1Q11
2Q11
4Q11
1Q12
Commercial Activity
Storage Hedges
Transportation Hedges
LOCOM

AGL Resources

• 1Q12 EBIT down $14 million vs. 1Q11 due to
 lower commercial activity and higher LOCOM
 • Commercial activity lower by $21 million y/y
 primarily related to historically warm 1Q12
 weather, tight transportation and storage spreads
 and natural gas over-supply
 • $18 million higher LOCOM
 • $23 million higher MTM gains/losses on hedges
 y/y
• Improving seasonal storage spreads resulted
 in $19 million storage rollout schedule on 47
 Bcf of inventory at Sequent at the end of 1Q12
 • At 12/31/11, Sequent had a $3 million storage
 rollout schedule on 37 Bcf of inventory
 • At 3/31/11, Sequent had an $11 million rollout
 schedule on 12 Bcf of inventory
• 5-year extension of asset management
 agreement (AMA) with Atlanta Gas Light
 (expiration March 2017)
Wholesale Operating Margin Components
1Q12 Financial Performance Summary
Wholesale Services
3Q11

in millions	1Q12	1Q11	Change
Total Operating Revenues	$ 16	$ 30	(47)%
Operating Margin	11	9	22%
O&M	5	4	25%
D&A	2	2	-
Taxes (other than income taxes)	1	1	-
Total Operating Expenses, exc. COG	8	7	14%
Operating Income	3	2	50%
Other (loss)	-	-	nm
EBIT	$ 3	$ 2	50%

In Bcf	Current Working Gas Capacity	Expected Additional 2012 Capacity	Subscribed (1)	Average Rate (DTH/mo.)
Jefferson Island (2)	7.3	0.0	7.0	$ 0.19
Golden Triangle	6.0	7.3	6.0	$ 0.14
Central Valley	0.0	11.0	3.0	$ 0.13

AGL Resources®

Midstream Operations
• 1Q12 EBIT up $1 million vs. 1Q11 due
 mainly to hedge gains net of LOCOM at
 Central Valley Gas Storage for natural gas
 volumes related to bringing the facility into
 service
• Golden Triangle Storage (GTS)
 • Completion of Cavern 2 construction on target
 for mid-year 2012 (expected 7.3 Bcf of
 working gas capacity)
 • Storage values remain depressed due to high
 supply of natural gas and reduced demand
• Jefferson Island Storage and Hub (JISH)
 • Expansion permit application remains under
 review by Louisiana Department of Natural
 Resources
• Central Valley Gas Storage
 • Construction expected to be complete mid-
 year 2012 (expected 11 Bcf of working gas
 capacity)
1Q12 Financial Performance Summary
Contracted Storage Summary (at 3/31/12)

(1) Subscribed capacity includes 2 Bcf at Jefferson Island and 2 Bcf at GTS that are contracted by Sequent.
(2) 3 Bcf of contracted capacity expired 3/31/12 (2 Bcf related to Sequent)
and has been fully re-contracted as of April 1, 2012 (Sequent re-contracted for 1 Bcf) at an average rate of $0.08; current blended rate for capacity $0.14.

in millions	3/31/12	12/31/11	3/31/11	Change (3/31/12 vs. 12/31/11)
Assets				
Cash, S-T Investments & Receivables	$ 1,072	$ 1,406	$ 996	$ (334)
Inventories	464	750	361	(286)
Other current assets	486	590	230	(104)
PPE (net)	7,973	7,900	4,518	73
Goodwill	1,813	1,813	418	-
Other deferred debits	1,431	1,454	503	(23)
Total Assets	**$ 13,239**	**$ 13,913**	**$ 7,026**	**$ (674)**
Liabilities and Equity				
Current Liabilities	$ 2,348	$ 3,084	$ 1,313	$ (736)
Long-Term Debt	3,558	3,561	2,173	(3)
Other Liabilities	3,907	3,929	1,620	(22)
Total Liabilities	9,813	10,574	5,106	(761)
Total Equity	$ 3,426	$ 3,339	$ 1,920	87
Total Liabilities and Equity	**$ 13,239**	**$ 13,913**	**$ 7,026**	**$ (674)**

AGL Resources®

Balance Sheet Highlights
• Solid balance sheet with significant
 opportunity to fund capital
 requirements
 • Good access to capital markets
 • Company credit metrics support
 solid, investment-grade ratings
• $4.3 billion debt outstanding
 • Long-term debt $3.6 billion
 • Short-term debt of $0.7 billion
 • Debt to Cap Ratio: 54%
• 2012 cap ex estimated at $825
 million
 • Approximately $725 million of utility
 cap ex expected in 2012 vs. $604
 million in 2011 for legacy AGLR
 utilities + Nicor Gas
 • $300 million of 2012 utility cap ex is
 rider-based
 • Approximately $100 million of non-
 utility cap ex expected in 2012

Temperature Anomaly
Q1 2012 vs. 30YR Normal
-7.59 - -3.97
-3.96 - -2.00
-1.99 - -0.92
-0.91 - -0.34
-0.33 - -0.02
-0.01 - 0.15
0.16 - 0.25
0.26 - 0.30
0.31 - 0.33
0.34 - 0.35
0.36 - 0.37
0.38 - 0.43
0.44 - 0.52
0.53 - 0.70
0.71 - 1.02
1.03 - 1.60
1.61 - 2.68
2.69 - 4.65
4.66 - 8.27
8.28 - 14.90

AGL Resources®

January to March Weather Anomalies

During 1Q12, weather across AGL Resources’ service territories was 21% warmer than normal1
2012 vs. 30 year average anomaly
Source: NOAA
(1) 21% departure from normal based on 10-year average

$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$4.97
$2.40
$2.35
$0.63
$0.93
$0.17
$3.33
$0.60
$0.99
$0.33
$0.38
$0.14
Transco Z6 NY to Henry Hub
TETCO M3 to Henry Hub
January 2011
January 2012
February 2011
February 2012
March 2011
March 2012

AGL Resources®

Cash Basis Average to Northeast Deliveries
Warm weather and oversupply of natural gas resulted in significant degradation of transportation spreads in 1Q12 vs. 1Q11

Intrinsic Spreads Year Ago to Expiry
Apr 11 / Jan 12
Apr 12 / Jan 13
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar

AGL Resources

Widening Storage Spreads
March 23, 2011 -- Apr 11 / Jan 12 spread at $0.806
March 23, 2012 -- Apr 12 / Jan 13 spread at $1.165

2012 Priorities
• Make necessary capital investment to enhance and maintain the safety and reliability of our distribution systems, while minimizing regulatory lag
• Remain a low-cost leader within the industry
• Maintain market share in Georgia and Illinois while expanding further into new territories such as Ohio and Florida
• Leverage experience across SouthStar and Nicor’s retail businesses
• Renew affiliated and non-affiliated asset management agreements and add new asset management, gas-fired power generation and producer services contracts
• Continually enhance risk management, credit management and overall controls
Distribution
Retail
Wholesale
Midstream
Cargo Shipping
Expense &
Balance Sheet
Discipline
• Complete construction of Golden Triangle Cavern 2 and Central Valley Gas
 Storage and execute contracts for newly available capacity
• Reduce project development costs in response to low volatility environment
• Effectively control expenses and focus on capital discipline in each of our business segments
• Maintain strong balance sheet and liquidity profile
• Expand market share in key service areas while providing quality total transportation and logistics solutions for our customers
• Prudently deploy capital investment and diligently manage operating costs

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AGL Resources®

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Home > Investor Relations

Investor Relations

Earnings Disclosure | Webcast
Q1 2012 AGL Resources Inc Earnings Conference Call (Live)
05/01/12 at 4:00 p.m. ET

Webcast
AGL Resources Inc Annual Shareholder Meeting (Live)
05/01/12 at 10:00 a.m. ET

AGL Resources (NYSE: GAS) is an Atlanta-based energy services holding company with operations in natural gas distribution, retail operations, wholesale services, midstream operations and cargo shipping. As the nation's largest natural gas-only distributor based on customer count, AGL Resources serves approximately 4.5 million utility customers through its regulated distribution subsidiaries in seven states. The company also serves more than one million retail customers through its SouthStar Energy Services joint venture and Nicor National, which market natural gas and related home services. AGL Resources other non-utility businesses include asset management for natural gas wholesales customers through Sequent Energy Management, ownership and operation of natural gas storage facilities, and ownership of Tropical Shipping, one of the largest containerized cargo carriers serving the Bahamas and Caribbean region.

Individual Shareholders' Contact for Shareholder Services:
Wells Fargo: 1-800-468-9716 or 1-651-450-4064
Click here for full shareholder services contact information or e-mail investors@aglresources.com.

Contact for Institutional Investors:
Sarah Stashak
Director, Investor Relations
404-584-4577
sstashak@aglresources.com

Investor Relations Mailing Address:
AGL Resources Investor Relations
P.O. Box 4569
Atlanta, GA 30302-4569

NYSE: GAS $39.17 +0.27
Apr 27, 2012 2:00 p.m. ET

PRESS RELEASES
SEC FILINGS
WEBCASTS AND EVENTS

AGL Resources Quick Facts

Headquarters: Atlanta

Employees: 6,300

Utility Customers Served: 4.5 million

Retail Customers Served: 1.2 million

Ticker Symbols: GAS (NYSE)

2011 Annual Report

Download Annual Report: Providing Tomorrow's Energy

At-A-Glance

Download AGL Resources Corporate Footprint Map and Fact Sheet

AGL Resources®

Additional Resources
Company resources
• www.aglresources.com
• Sarah Stashak
 Director, Investor Relations
 404-584-4577
 sstashak@aglresources.com
Industry resources
• www.aga.org
• www.eia.doe.gov

Appendix & GAAP Reconciliations

$700
$600
$500
$400
$300
$200
$100
$0
millions
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
Senior Notes
Medium Term Notes
Gas Facility Revenue Bonds
Nicor Gas First Mortgage Bonds

AGL Resources®

AGL Resources Debt Maturities

In millions	Three months ended March 31, 2012		2011
Operating revenues	$ 1,404	$	878
Cost of goods sold (COG)	(719)		(455)
Revenue Tax Expense	(41)		-
Operating margin	644		423
Operating expenses			
Operation and maintenance	245		126
Revenue Tax Expense	(41)		0
Depreciation and amortization	104		41
Nicor Merger Expenses	10		5
Taxes other than income	64		13
Total operating expenses, exc. COG	382		185
Operating Income	262		238
Other income	4		1
EBIT	**266**		**239**
Interest expense, net	47		29
Earnings before income taxes	219		210
Income tax expense	80		76
Net income	**139**		**134**
Less: net income attributable to the noncontrolling interest	9		10
Net income attributable to AGL - as reported	**130**		**124**
Impact of Nicor transaction costs, net of tax	6		3
Net income attributable to AGL - as adjusted	**$ 136**	**$**	**127**

16

AGL Resources®

The following table sets forth a reconciliation of AGL Resources’ operating margin to operating income and earnings before interest and taxes (EBIT) to earnings before income taxes, net income to net income attributable to AGL - as reported and net income attributable to AGL - as adjusted, and net income attributable to AGL - as adjusted - to diluted EPS - as adjusted for the three months ended March 31, 2012 and 2011.
GAAP Reconciliation

Three months ended March 31, 2012	Three months ended March 31, 2011
Basic earnings per share – as reported	$1.12	$1.60
Transaction costs of Nicor merger	0.05	0.04
Basic earnings per share – as adjusted	**$1.17**	**$1.64**

	Three months ended March 31, 2012	Three months ended March 31, 2011
Diluted earnings per share – as reported	$1.11	$1.59
Transaction costs of Nicor merger	0.05	0.04
Diluted earnings per share – as adjusted	**$1.16**	**$1.63**

Three months ended March 31, 2012 *in millions*	**Consolidated AGL Resources**
Operating Income	**$262**
Other income	4
EBIT	**$266**
Impact of weather normalization	21
EBIT as adjusted	**$287**
Impact of weather normalization (net of tax)	**$13**
Diluted earnings per share impact – as adjusted	**$0.11**

AGL Resources®

17

GAAP Reconciliation
The following tables set forth a reconciliation of AGL Resources’ Basic and Diluted earnings per share - as reported (GAAP) to Basic and Diluted earnings per share - as adjusted (Non-GAAP; excluding Nicor merger costs), for the three months ended March 31, 2012 and 2011. The table below also notes the impact of warmer than normal weather on 1Q12 earnings per share.

1Q12

in millions	Distribution operations	Retail operations	Wholesale services	Midstream operations	Cargo Shipping	Other and intercompany eliminations	Consolidated AGL Resources
Total Operating Revenues	**$ 1,040**	**$ 263**	**$ 64**	**$ 16**	**$ 84**	**$ (63)**	**$ 1,404**
Cost of Goods Sold (COG)	(529)	(166)	(30)	(5)	(50)	61	(719)
Revenue Tax Expense	(41)	-	-	-	-	-	(41)
Operating Margin	**470**	**97**	**34**	**11**	**34**	**(2)**	**644**
Operating Expenses							
Operation & Maintenance	173	32	13	5	28	(6)	245
Revenue Tax Expense	(41)	-	-	-	-	-	(41)
Depreciation & Amortization	88	4	1	2	6	3	104
Nicor Merger Expenses	-	-	-	-	-	10	10
Taxes Other Than Income	57	1	1	1	2	2	64
Total Operating Expenses, exc. COG	**277**	**37**	**15**	**8**	**36**	**9**	**382**
Operating Income (loss)	**193**	**60**	**19**	**3**	**(2)**	**(11)**	**262**
Other income (expense)	1	-	-	-	3	-	4
EBIT	**$ 194**	**$ 60**	**$ 19**	**$ 3**	**$ 1**	**$ (11)**	**$ 266**

AGL Resources®

The following tables set forth a reconciliation of AGL Resources’ Statement of Income to earnings before interest and taxes (EBIT) by segment for the quarter ended March 31, 2012.
GAAP Reconciliation

1Q11 *in millions*	Distribution operations	Retail operations	Wholesale services	Midstream operations	Cargo Shipping	Other and intercompany eliminations	Consolidated AGL Resources
Total Operating Revenues	**$ 543**	**$ 290**	**$ 53**	**$ 30**	$ -	**$ (38)**	**$ 878**
Cost of Goods Sold (COG)	(268)	(201)	(3)	(21)	-	38	**(455)**
Operating Margin	**275**	**89**	**50**	**9**	**-**	**-**	**423**
Operating Expenses							
Operation & Maintenance	90	20	16	4	-	(4)	126
Depreciation & Amortization	36	1	-	2	-	2	41
Nicor Merger Expenses	-	-	-	-	-	5	5
Taxes Other Than Income	9	-	1	1	-	2	13
Total Operating Expenses, exc. COG	**135**	**21**	**17**	**7**	**-**	**5**	**185**
Operating Income (loss)	**140**	**68**	**33**	**2**	**-**	**(5)**	**238**
Other income	1	-	-	-	-	-	1
EBIT	**$ 141**	**$ 68**	**$ 33**	**$ 2**	**$ -**	**$ (5)**	**$ 239**

AGL Resources®

The following tables set forth a reconciliation of AGL Resources’ Statement of Income to earnings before interest and taxes (EBIT) by segment for the quarter ended March 31, 2011.
GAAP Reconciliation

Reconciliations of operating margin, EBIT by segment, net income excluding merger expenses and EPS excluding merger expenses are available in our quarterly reports (Form 10-Q) and annual reports (Form 10-K) filed with the Securities and Exchange Commission.
Our management evaluates segment financial performance based on EBIT, which includes the effects of corporate expense allocations. EBIT is a non-
GAAP (accounting principles generally accepted in the United States of America) financial measure. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. We evaluate each of these items on a consolidated level and believe EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
We also use EBIT internally to measure performance against budget and in reports for management and the Board of Directors. Projections of forward-
looking EBIT are used in our internal budgeting process, and those projections are used in providing forward-looking business segment EBIT projections to investors. We are unable to reconcile our forward-looking EBIT business segment guidance to GAAP net income, because we do not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts. The impact of these items could be material to our operating results reported in accordance with GAAP.
Operating margin is a non-GAAP measure calculated as revenues minus cost of goods sold and revenue taxes, excluding operation and maintenance expense, depreciation and amortization, taxes other than income taxes, and the gain or loss on the sale of our assets. These items are included in our calculation of operating income. We believe operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of goods sold and revenue taxes are generally passed directly through to customers.
We present our net income excluding merger expenses and our EPS excluding expenses incurred with respect to the merger with Nicor. As we do not routinely engage in transactions of the magnitude of the Nicor merger, and consequently do not regularly incur transaction related expenses of correlative size, we believe presenting our EPS excluding Nicor merger expenses provides investors with an additional measure of our core operating performance.
Net income attributable to AGL Resources, as adjusted, and Basic and Diluted earnings per share, as adjusted, are non-GAAP measures and exclude transaction costs related to the merger with Nicor. We also use a non-GAAP measure when we discuss the impact of warmer than normal weather on our diluted EPS. EBIT, operating margin, net income excluding merger expenses (also referred to as adjusted net income), EPS excluding merger expenses (also referred to as adjusted EPS) and the impact of warmer than normal weather should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income, net income attributable to AGL Resources Inc. or EPS as determined in accordance with GAAP. In addition, our EBIT, operating margin, adjusted net income and adjusted EPS may not be comparable to similarly titled measures of another company.
We believe these financial measures are useful to investors because they provide an alternative method for assessing the Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations. The presentation of these financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.
GAAP Reconciliation